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Scudder S&P 500 Index Fund

Class AARP and Class S Shares

Semiannual Report

June 30, 2002

Contents

<Click Here> Letter from the Fund's President

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

Scudder S&P 500 Index Fund

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

Equity 500 Index Portfolio

<Click Here> Statement of Net Assets

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Shareholder Meeting Results

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

<Click Here> Privacy Statement

Scudder S&P 500 Index Fund	Ticker Symbol	Fund Number
Class AARP	ASPIX	201
Class S	SCPIX	301

On April 5, 2002, Zurich Scudder Investments (ZSI) was acquired by Deutsche Bank. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc.

Deutsche Asset Management is the marketing name in the United States for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from aarp.scudder.com (Class AARP) or myScudder.com (Class S), talk to your financial representative or call Shareholder Services at 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S). The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Letter from the Fund's President

Dear Shareholder,

These are times that test the principles of long-term investing. We applaud your patience and commitment to equity mutual funds in a challenging market environment that has been characterized by emotion and irrational pessimism.

We'd be foolish if we tried to predict exactly when the tide will turn. What we believe the market needs now - just as much as a sales and earnings recovery - is a restoration of confidence that a prudently balanced portfolio, anchored by equity mutual funds, can offer solid opportunities for investors who are prepared to accept the stock market's short-term risks.

In managing Scudder S&P 500 Index Fund, we seek the best potential return for your investment dollars - by exploring new ways to deliver value to your portfolio, and by providing you with the tools needed to make informed investment decisions.

Our alliance with Deutsche Bank since April has provided us with new resources as well as a new sense of energy and purpose. We're now part of one of the largest asset management firms in the world, and we hope to leverage our global talents and size to efficiently offer you opportunities to meet your long-term goals.

As you review your personal investment strategy, we ask that you not surrender to fear that the recent past will be repeated, but instead look to the potential for a brighter future. We believe you'll continue to see the long-term merits of owning shares of a core equity mutual fund as a component of a well-diversified portfolio.

Sincerely,

William F. Glavin, Jr.
President, Scudder S&P 500 Index Fund

	AARP Investment Program	Scudder Class S
Web site:	aarp.scudder.com	myScudder.com
Toll-free:	1-800-253-2277	1-800-SCUDDER

Performance Summary June 30, 2002

Annual Average Total Returns*
	6-Month	1-Year	3-Year	Life of Class**
Scudder S&P 500 Index Fund - Class S	-13.39%	-18.37%	-9.60%	2.93%
S&P 500 Index+	-13.16%	-17.99%	-9.18%	3.38%

	6-Month	1-Year	Life of Class***
Scudder S&P 500 Index Fund - Class AARP	-13.39%	-18.42%	-19.78%
S&P 500 Index+	-13.16%	-17.99%	-18.08%

Sources: Lipper, Inc. and Deutsche Asset Management

** The Fund commenced operations on August 29, 1997. Index comparisons begin August 31, 1997.
*** On September 11, 2000 the Fund commenced selling Class AARP shares. Index comparisons begin September 30, 2000.
Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 6/30/02	$ 13.16	$ 13.16
12/31/2001	$ 15.28	$ 15.28
Distribution Information: Six Months: Income Dividends	$ .08	$ .08

Class S Lipper Rankings* - S&P 500 Index Objective Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	69	of	177	39
3-Year	60	of	116	52

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment*
-- Scudder S&P 500 Index Fund - Class S -- S&P 500 Index+

Semiannual periods ended June 30

Comparative Results*
Scudder S&P 500 Index Fund		1-Year	3-Year	Life of Class**
Class S	Growth of $10,000	$8,163	$7,388	$11,498
	Average annual total return	-18.37%	-9.60%	2.93%
S&P 500 Index+	Growth of $10,000	$8,201	$7,491	$11,745
	Average annual total return	-17.99%	-9.18%	3.38%

The growth of $10,000 is cumulative.

* Returns and rankings during the 3 year and Life of Class periods for Class S shown reflect a temporary fee and/or expense waiver. Without this waiver, returns and rankings would have been lower.
+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share classes.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 728-3337 for the fund's most up-to-date performance.

Portfolio Management Review

Below, the portfolio management team discusses Scudder S&P 500 Index Fund's strategy and the market environment during the six-month period ended June 30, 2002.

Q: The U.S. stock market has registered a sharp decline so far this year. What factors were behind its poor performance?

A: The first half of 2002 brought a difficult stock market environment. Although the consensus expectation coming into the year was that stronger economic growth and improved corporate earnings would lead to a rally in stock prices, corporate credibility, global political instability and weaker-than-expected profits took a toll on the market. With investor confidence in chief executives, government regulators, auditors, and financial analysts tested, the stock market fell to a level not seen since the aftermath of September 11, 2001. Meanwhile, the economic climate showed steady improvement - with the gross domestic product (GDP) growth rate rising 6.1 percent in the first quarter of 2002. (GDP is the total output of goods and services in the United States.) Most economists expect the government to report that GDP rose 2 percent in the second quarter.

Q: How did the fund perform during the period?

A: For the six months ended June 30, 2002, the fund declined 13.39 percent. In comparison, the fund's benchmark - the Standard & Poor's 500 index - declined 13.16 percent. (The index is an unmanaged group of large-company domestic stocks and is not available for direct investment.) The difference in return is due to the costs of operating a mutual fund, such as managing cash flows and buying and selling stocks that are added to or deleted from the index. We are pleased to report that Scudder S&P 500 Index Fund outperformed the average fund in Lipper, Inc.'s S&P 500 Index Objective Funds category (179 funds), which fell 13.47 percent for the period. We believe we did an effective job managing the portfolio to reflect 10 securities changes that Standard & Poor's made to the index between January and June.

Q: What were the drivers of performance on a sector basis?

A: The two top performers were materials (companies that produce the raw materials used in creating finished products, such as those in the mining, paper, and chemicals sectors) and consumer staples (companies that make products such as processed food and beverages). The strong relative performance of these two areas reflects investors' preference for companies with greater exposure to the generally positive showing of the U.S. economy.

The information technology sector provided the worst return for the period, as spending on tech products by both individuals and corporations remained sluggish. Since the sector makes up a significant portion of the index and also provided such a sharply negative return, it had the largest impact on the S&P 500's overall performance - accounting for more than five percentage points of the index's 13.15 percent decline. The telecommunication services sector, which has seen a number of its companies move closer to bankruptcy, was close behind. Only three of the 10 industry groups provided positive returns for the six-month period (see table on next page ), and all 10 groups fell during the second quarter of 2002.

S&P 500 Sector Performance December 31, 2001 through June 30, 2002
Materials	7.45%
Consumer Staples	4.63%
Energy	3.00%
Financials	-5.16%
Consumer Discretionary	-10.09%
Utilities	-15.82%
Industrials	-16.04%
Health Care	-17.17%
Telecommunication Services	-31.58%
Information Technology	-31.79%

Source: Deutsche Asset Management

Q: What individual companies were big movers during the first half?

A: The two top performers on a total return basis during the period were the retailers Big Lots, which gained 89.2 percent, and Providian Financial Corp., which rose 65.6 percent. Of the index's top 100 companies, Lockheed Martin - which benefited from expectations of increased defense spending by the U.S. government due to the war on terrorism - was the top performer with a gain of 48.9 percent.

For the six months ended June 30, the two worst- performing stocks in the S&P 500 index were WorldCom, which admitted that it improperly recorded several billion dollars in expenses as capital investments, and Sapient, which was down 86.2 percent. Other notable losers included Tyco and Qwest, both of which lost credibility over their accounting practices. A significant impact on the index's loss for the period came from substantial declines in a handful of its largest stocks. For example, General Electric, which comprised 3.18 percent of the index as of June 30, declined 27.5 percent. The drop in GE's stock price accounted for 0.92 percentage points of the index's decline. Similarly, Citigroup (2.19 percent of the index) fell 23.2 percent, accounting for another 0.56 percentage points of the index's downside. This demonstrates how the short-term performance of the largest companies in the index can have a disproportionately large impact on short-term returns.

Q: Two years ago, technology stocks were the largest component of the S&P 500 index, and this heavily influenced short-term index performance. What was the index's sector composition as of June 30?

A: Since the spring of 2000, the drop in the weighting of the technology sector has been pronounced. The sector fell from a peak of 34 percent on June 30, 2000, to 13.9 percent as of June 30, 2002. Health care and consumer discretionary, meanwhile, have grown as index components during this period and, as of June 30, 2002, were almost as large a component as technology (see chart below). The financial sector was the largest sector in the S&P 500 index and the fund as of June 30, 2002.

S&P 500 Sector Composition As of June 30, 2002
Financials	19%
Information Technology	13%
Health Care	13%
Consumer Discretionary	13%
Industrials	11%
Consumer Staples	10%
Energy	7%
Telecommunication Services	4%
Materials	3%
Utilities	7%

Source: Deutsche Asset Management

Q: Have there been any important recent additions to or subtractions from the index?

A: During the first half of the year, there were only 10 changes, compared with 13 in the first half of 2001. After the close of the period, however, Standard & Poor's announced that seven foreign companies would be replaced by seven U.S. firms (see table below). This means that all 500 companies will now be U.S.-based. Four of the seven incoming firms are in the financial sector, which puts the sector composition of the S&P 500 index more closely in line with that of the Wilshire 5000 Index, an unmanaged group of small-, mid- and large-cap companies that is considered a broader measure of the overall stock market than the S&P 500 index. (Any index is not available for direct investment).

Q: What is your outlook for the U.S. market?

A: We expect market volatility to remain high over the second half of the year, perhaps marking the third consecutive calendar year of decline for the S&P 500. While there is no guarantee that history will repeat itself, only twice in the 20th Century - during the advent of the Great Depression (1929-1932) and again at the beginning of World War II (1939-1942) - has the stock market had three straight years of negative returns.

Index changes as of July 19, 2002
Added to the index as of July 19	Deleted from the index as of July 19
United Parcel Service	Unilever
Goldman Sachs	Royal Dutch Petroleum
Prudential Financial	Nortel
Electronic Arts	Barrick Gold
eBay	Alcan
Principal Financial	Placer Dome
Sungard Data Systems	Inco

Source: Standard & Poor's

Today, America's economy is not depressed, as it was 70 years ago, nor are armies, navies and air forces threatening the world's major democracies, as was the case 60 years ago. Rather, we believe the current enemy for individual investors and capital markets is fear - fear of the next act of terrorism, fear that a company will say its books are a lie, fear of not having enough assets for retirement.

In our view, facts will overcome fear in the coming months - the fact that the U.S. economy is growing again, the fact that interest rates are near 40-year lows, the fact that profits are gradually beginning to recover in a broad range of industries, and the fact that stepped-up regulatory scrutiny of markets and executive behavior has the potential to clean up the corporate excesses of the mid-1990s. In this environment, we encourage investors who have stayed the course to avoid making asset allocation decisions based on emotion rather than a thoughtful, rational consideration of long-term goals and the lessons of history.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary June 30, 2002

Asset Allocation	6/30/02	12/31/01

Common Stock	98%	97%
Cash Equivalents	2%	3%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	6/30/02	12/31/01

Financial	19%	17%
Technology	13%	11%
Health Care	13%	12%
Consumer Cyclicals	13%	8%
Capital Goods	11%	12%
Consumer Staples	10%	13%
Energy	7%	6%
Communication Services	4%	3%
Materials	3%	5%
Other	7%	13%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at June 30, 2002 (22.7% of Portfolio)
1. Microsoft Corp. Developer and manufacturer of software	3.2%
2. General Electric Co. Operator of an industrial conglomerate	3.1%
3. Exxon Mobil Corp. Explorer and producer of petroleum	2.9%
4. Wal-Mart Stores, Inc. Operator of discount stores	2.6%
5. Pfizer, Inc. Operator of an international pharmaceutical company	2.3%
6. Citigroup, Inc. Operator of a diversified financial services holding company	2.2%
7. American International Group, Inc. Provider of insurance services	1.9%
8. Johnson & Johnson Provider of health care products	1.7%
9. Coca-Cola Co. Manufacturer of soft drinks	1.5%
10. Intel Corp. Manufacturer and distributor of microprocessors	1.3%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 25. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2002 (Unaudited)
Assets
Investments in Equity 500 Index Portfolio, at value	$ 820,748,478
Receivable for Fund shares sold	400,397
Total assets	821,148,875
Liabilities
Payable for Fund shares redeemed	558,268
Other accrued expenses and payables	259,815
Total liabilities	818,083
Net assets, at value	$ 820,330,792
Net Assets
Net assets consist of: Undistributed net investment income (loss)	113,814
Net unrealized appreciation (depreciation) on investments and futures transactions	(232,080,860)
Accumulated net realized gain (loss) from investments and futures transactions	(210,400,180)
Paid-in capital	1,262,698,018
Net assets, at value	$ 820,330,792
Net Asset Value
Class AARP Net Asset Value, offering and redemption price per share ($384,602,340 / 29,215,852 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 13.16
Class S Net Asset Value, offering and redemption price per share ($435,728,452 / 33,099,580 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 13.16

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2002 (Unaudited)
Investment Income
Income:
Income and expenses allocated from Equity 500 Index Portfolio:
Dividend	6,095,613
Interest	174,447
Expenses	(248,306)
Total Income	6,021,754
Expenses: Administrative fee	1,071,365
Administrative services fee	428,546
Trustees' fees and expenses	5,817
Other	7,864
Total expenses	1,513,592
Net investment income (loss)	4,508,162
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(29,631,848)
Futures	(2,849,955)
(32,481,803)
Net unrealized appreciation (depreciation) during the period on: Investments	(94,073,204)
Net gain (loss) on investment transactions	(126,555,007)
Net increase (decrease) in net assets resulting from operations	$ (122,046,845)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2002 (Unaudited)	Year Ended December 31, 2001
Operations: Net investment income (loss)	$ 4,508,162	$ 8,639,116
Net realized gain (loss) on investment transactions	(32,481,803)	(5,229,886)
Net unrealized appreciation (depreciation) on investment transactions during the period	(94,073,204)	(128,785,706)
Net increase (decrease) in net assets resulting from operations	(122,046,845)	(125,376,476)
Distributions to shareholders from: Net investment income: Class AARP	(2,394,876)	(4,766,836)
Class S	(2,384,328)	(3,490,922)
Fund share transactions: Proceeds from shares sold	174,266,312	243,731,657
Reinvestment of distributions	4,617,511	7,933,685
Cost of shares redeemed	(93,402,675)	(276,130,144)
Net increase (decrease) in net assets from Fund share transactions	85,481,148	(24,464,802)
Increase (decrease) in net assets	(41,344,901)	(158,099,036)
Net assets at beginning of period	861,675,693	1,019,774,729
Net assets at end of period (including undistributed net investment income of $113,814 and $384,856, respectively)	$ 820,330,792	$ 861,675,693

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class AARP
Years Ended December 31,	2002[a]	2001	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$ 15.28	$ 17.60	$ 19.95
Income (loss) from investment operations: Net investment income (loss)[c]	.07	.15	.05
Net realized and unrealized gain (loss) on investment transactions	(2.11)	(2.32)	(2.33)
Total from investment operations	(2.04)	(2.17)	(2.28)
Less distributions from: Net investment income	(.08)	(.15)	(.07)
Net asset value, end of period	$ 13.16	$ 15.28	$ 17.60
Total Return (%)	(13.39)**	(12.32)	(11.47)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	385	471	652
Ratio of expenses (%)[d]	.40*	.40	.39e*
Ratio of net investment income (loss) (%)	1.06*	.95	.86*
[a] For the six months ended June 30, 2002 (Unaudited).
[b] For the period from September 11, 2000 (commencement of sales of Class AARP shares) to December 31, 2000.
[c] Based on average shares outstanding during the period.
[d] Includes expenses of the Equity 500 Index Portfolio.
[e] The ratio of operating expenses includes a one-time reduction in reorganization expenses in fiscal 2000. The ratio without this reduction is .40%.
* Annualized
** Not annualized

Class S
Years Ended December 31,	2002[a]	2001	2000	1999	1998	1997[b]
Selected Per Share Data
Net asset value, beginning of period	$ 15.28	$ 17.60	$ 19.60	$ 16.44	$ 12.94	$ 12.00
Income (loss) from investment operations: Net investment income (loss)[c]	.07	.15	.16	.19	.17	.05
Net realized and unrealized gain (loss) on investment transactions	(2.11)	(2.32)	(2.01)	3.14	3.48	.95
Total from investment operations	(2.04)	(2.17)	(1.85)	3.33	3.65	1.00
Less distributions from: Net investment income	(.08)	(.15)	(.15)	(.17)	(.15)	(.06)
Net asset value, end of period	$ 13.16	$ 15.28	$ 17.60	$ 19.60	$ 16.44	$ 12.94
Total Return (%)	(13.39)**	(12.32)	(9.50)[d]	20.37[d]	28.29[d]	8.34d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	436	390	368	328	128	17
Ratio of expenses before expense reductions (%)[e]	.40*	.40	.51[f]	.58	1.01	4.42*
Ratio of expenses after expense reductions (%)[e]	.40*	.40	.40[f]	.40	.40	.40*
Ratio of net investment income (%)	1.06*	.95	.84	1.05	1.18	1.35*
[a] For the six months ended June 30, 2002 (Unaudited).
[b] For the period August 29, 1997 (commencement of operations) to December 31, 1997.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes expenses of the Equity 500 Index Portfolio.
[f] The ratios of operating expenses excluding costs incurred with the reorganization in fiscal 2000 before and after expense reductions were .52% and .40%, respectively.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

Scudder S&P 500 Index Fund

A. Significant Accounting Policies

Scudder S&P 500 Index Fund (the "Fund") is a diversified series of Investment Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The Fund seeks to achieve its investment objective by investing substantially all of its assets in the Equity 500 Index Portfolio (the "Portfolio"), an open-end management investment company advised by Deutsche Asset Management, Inc. ("DeAM, Inc."). At June 30, 2002, the Fund's investment in the Portfolio represented approximately 29% of the Portfolio's total assets.

The Fund offers multiple classes of shares which provide investors with different purchase options. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of both classes of shares. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements. The financial statements of the Portfolio, including the Schedule of Investments, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

Security Valuation. The Fund records its investments in the Portfolio at value, which reflects its proportionate interest in the net assets of the Portfolio. Valuation of the securities held by the Portfolio is discussed in the notes to the Portfolio's financial statements included elsewhere in the report.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At December 31, 2001, the Fund had a net tax basis capital loss carryforward of approximately $163,461,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2006 ($3,502,000), December 31, 2007 ($51,000), and December 31, 2009 ($159,908,000), the respective expiration dates, whiever occurs first. In addition, from November 1, 2001 through December 31, 2001, the Fund incurred approximately $14,550,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2002.

Distribution of Income and Gains. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2001, the Fund's components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income*	$ 384,856
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ 163,461,000
Unrealized appreciation (depreciation) on investments	$ (138,007,656)

In addition, during the six months ended December 31, 2001 the tax character of distributions paid to shareholders by the Fund are summarized as follows:

Distributions from ordinary income*	$ 8,257,758

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. The Fund records daily its pro rata share of the Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

B. Related Parties

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. ("ZSI") was acquired by Deutsche Bank AG with the exception of Threadneedle Investments in the U.K. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Effective April 5, 2002, the investment management agreements with ZSI were terminated and DeIM became the investment advisor for the Fund. The Investment Management Agreement (the "Management Agreement") is the same in all material respects as the corresponding previous Management Agreement.

Management Agreement. Under the Management Agreement, the Advisor monitors the Fund's investments in the Portfolio. The Advisor currently receives no fee for providing these monitoring services. In the event the Board of Trustees determines it is in the best interest of the Fund's shareholders to withdraw its investment in the Portfolio, the Advisor would become responsible for directly managing the assets of the Fund. In such event, the Fund would pay the Advisor an annual fee of 0.15% of the Fund's average daily net assets, accrued daily and paid monthly.

Administrative Services Agreement. The Fund also has an Administrative Services Agreement with the Advisor, under which the Advisor provides shareholder and administrative services to the Fund. The Advisor receives a fee (the "Administrative Services Fee") of 0.10% of the Fund's average daily net assets, accrued daily and paid monthly. Accordingly, for the six months ended June 30, 2002, the amount imposed aggregated $428,546, of which $72,085 is unpaid at June 30, 2002.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by each class of the Advisor under its Administrative Services Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.25% of average daily net assets for Class AARP and S shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, provides subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. In addition, other service providers, not affiliated with the Advisor provide certain services (i.e. shareholder services, custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing and postage fees. Certain expenses of the Fund are not borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the six months ended June 30, 2002, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at June 30, 2002
Class AARP	$ 551,408	$ 82,457
Class S	519,957	89,364
	$ 1,071,365	$ 171,821

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Manager retainer fees plus specified amounts for attended board and committee meetings.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investment Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

C. Line of Credit

The Fund and several other affiliated Funds (the "Participants") share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

D. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended June 30, 2002		Year Ended December 31, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	1,393,146	$ 20,702,934	3,582,008	$ 56,889,026
Class S	10,601,916	153,563,378	11,765,807	186,842,631
		$ 174,266,312		$ 243,731,657
Shares issued to shareholders in reinvestment of distributions
Class AARP	160,416	$ 2,275,700	303,953	$ 4,519,712
Class S	166,322	2,341,811	230,330	3,413,973
		$ 4,617,511		$ 7,933,685
Shares redeemed
Class AARP	(3,186,489)	$ (46,273,736)	(10,051,609)	$ (159,444,897)
Class S	(3,208,596)	(47,128,939)	(7,386,368)	(116,685,247)
		$ (93,402,675)		$ (276,130,144)
Net increase (decrease)
Class AARP	(1,632,927)	$ (23,295,102)	(6,165,648)	$ (98,036,159)
Class S	7,559,642	108,776,250	4,609,769	73,571,357
		$ 85,481,148		$ (24,464,802)

Statement of Net Assets as of June 30, 2002 (Unaudited)

Equity 500 Index Portfolio

	Shares	Value ($)
Investments in Unaffiliated Issuers
Common Stocks 96.12%
3M Co.	115,106	14,158,038
Abbott Laboratories	463,206	17,439,706
ACE Ltd.	74,200	2,344,720
ADC Telecommunications, Inc.[1]	217,806	498,776
Adobe Systems, Inc.	68,527	1,953,019
Adolph Coors Co. - Class B	12,460	776,258
Advanced Micro Devices[1]	110,853	1,077,491
AES Corp.[1]	146,421	793,602
Aetna, Inc.	43,860	2,103,964
AFLAC, Inc.	147,524	4,720,768
Agilent Technologies, Inc.[1]	136,514	3,228,556
Air Products & Chemicals, Inc.	67,501	3,406,775
Alberto-Culver Co. - Class B	15,631	747,162
Albertson's, Inc.	125,005	3,807,652
Alcan, Inc.	99,031	3,715,643
Alcoa, Inc.	252,046	8,355,325
Allegheny Energy, Inc.	35,026	901,919
Allegheny Technologies, Inc.	21,863	345,435
Allergan, Inc.	40,332	2,692,161
Allied Waste Industries, Inc.[1]	53,574	514,310
Allstate Corp.	214,219	7,921,819
Alltel Corp.	92,819	4,362,493
Altera Corp.[1]	108,946	1,481,666
AMBAC Financial Group, Inc.	31,319	2,104,637
Amerada Hess Corp.	26,206	2,161,995
Ameren Corp.	46,618	2,005,040
American Electric Power Co., Inc.	97,489	3,901,510
American Express Co.	393,699	14,299,148
American Greetings Corp. - Class A	17,882	297,914
American International Group, Inc.	778,538	53,119,648
American Power Conversion Corp.[1]	62,829	793,530
American Standard Cos., Inc.[1]	23,500	1,764,850
AmerisourceBergen Corp.	32,710	2,485,960
Amgen, Inc.[1]	313,266	13,119,580
AMR Corp.[1]	42,012	708,322
Amsouth Bancorporation	100,708	2,253,845
Anadarko Petroleum Corp.	78,261	3,858,267
Analog Devices, Inc.[1]	110,137	3,271,069
Andrew Corp.[1]	35,783	512,770
Anheuser-Busch Companies, Inc.	260,730	13,036,500
AOL Time Warner, Inc.[1]	1,331,415	19,585,115
AON Corp.	81,075	2,390,091
Apache Corp.	42,549	2,445,717
Apollo Group, Inc.[1]	54,300	2,139,963
Apple Computer, Inc.[1]	111,534	1,976,382
Applied Biosystems Group - Applera Corp.	58,016	1,130,732
Applied Materials, Inc.[1]	494,184	9,399,380
Applied Micro Circuits Corp.[1]	82,400	389,752
Archer-Daniels-Midland Co.	180,022	2,302,481
Ashland, Inc.	23,137	937,048
AT&T Corp.	1,125,966	12,047,836
AT&T Wireless Services, Inc.[1]	814,600	4,765,410
Autodesk, Inc.	36,882	488,686
Automatic Data Processing, Inc.	184,193	8,021,605
Autozone, Inc.[1]	31,022	2,398,001
Avaya, Inc.[1]	120,938	598,643
Avery Dennison Corp.	29,701	1,863,738
Avon Products, Inc.	72,414	3,782,907
Baker Hughes, Inc.	91,459	3,044,670
Ball Corp.	14,990	621,785
Bank of America Corp.	462,088	32,512,512
Bank of New York Co., Inc.	213,232	7,196,580
Bank One Corp.	355,684	13,686,720
Barrick Gold Corp.	152,582	2,897,532
Bausch & Lomb, Inc.	19,390	656,351
Baxter International, Inc.	176,876	7,862,138
BB&T Corp.	137,544	5,309,198
Bear Stearns Cos., Inc.	28,132	1,721,678
Becton, Dickinson & Co.	72,887	2,510,957
Bed Bath & Beyond, Inc.[1]	87,821	3,314,365
BellSouth Corp.	555,632	17,502,408
Bemis Co.	15,908	755,630
Best Buy, Inc.[1]	93,589	3,397,281
Big Lots, Inc.	30,942	608,939
Biogen, Inc.[1]	43,127	1,786,752
Biomet, Inc.	85,558	2,320,333
BJ Services Co.[1]	44,000	1,490,720
Black & Decker Corp.	26,637	1,283,903
BMC Software, Inc.[1]	67,847	1,126,260
Boeing Co.	250,334	11,265,030
Boise Cascade Corp.	20,650	713,044
Boston Scientific Corp.[1]	124,657	3,654,943
Bristol-Myers Squibb Co.	580,354	14,915,098
Broadcom Corp.[1]	85,300	1,496,162
Brown-Forman Corp. - Class B	16,571	1,143,399
Brunswick Corp.	23,977	671,356
Burlington Northern Santa Fe Corp.	122,509	3,675,270
Burlington Resources, Inc.	58,018	2,204,684
C.R. Bard, Inc.	17,045	964,406
Calpine Corp.[1]	113,113	795,184
Campbell Soup Co.	128,505	3,554,448
Capital One Financial Corp.	65,890	4,022,584
Cardinal Health, Inc.	133,236	8,182,023
Carnival Corp.	179,200	4,962,048
Caterpillar, Inc.	99,587	4,874,784
Cendant Corp.[1]	318,716	5,061,210
Centex Corp.	18,411	1,063,972
CenturyTel, Inc.	44,097	1,300,861
Charles Schwab Corp.	419,238	4,695,466
Charter One Financial, Inc.	68,540	2,356,405
ChevronTexaco Corp.	319,652	28,289,202
Chiron Corp.[1]	59,491	2,100,032
Chubb Corp.	52,309	3,703,477
CIENA Corporation[1]	141,900	594,561
CIGNA Corp.	40,879	3,982,432
Cincinnati Financial Corp.	49,948	2,324,080
Cinergy Corp.	43,877	1,579,133
Cintas Corp.	51,200	2,529,280
Circuit City Stores - Circuit City Group	63,911	1,198,331
Cisco Systems, Inc.[1]	2,187,884	30,520,982
Citigroup, Inc.	1,543,656	59,816,670
Citizen Communications Co.[1]	78,800	658,768
Citrix Systems, Inc.[1]	51,445	310,728
Clear Channel Communications, Inc.[1]	179,865	5,759,277
Clorox Co.	71,571	2,959,461
CMS Energy Corp.	45,885	503,817
Coca-Cola Co.	739,531	41,413,736
Coca-Cola Enterprises, Inc.	138,565	3,059,515
Colgate-Palmolive Co.	159,361	7,976,018
Comcast Corp.[1]	281,127	6,586,806
Comerica, Inc.	53,673	3,295,522
Computer Associates International, Inc.	177,371	2,818,425
Computer Sciences Corp.[1]	53,260	2,545,828
Compuware Corp.[1]	112,142	680,702
Comverse Technology, Inc.[1]	51,571	477,547
Conagra Foods, Inc.	159,750	4,417,087
Concord EFS, Inc.[1]	156,080	4,704,251
Conoco, Inc.	186,714	5,190,649
Conseco, Inc.[1]	92,420	184,840
Consolidated Edison, Inc.	65,980	2,754,665
Constellation Energy Group, Inc.	52,042	1,526,912
Convergys Corp.[1]	56,562	1,101,828
Cooper Industries Ltd.	27,740	1,090,182
Cooper Tire & Rubber Co.[1]	19,714	405,123
Corning, Inc.[1]	266,797	947,129
Costco Wholesale Corp.[1]	131,449	5,076,560
Countrywide Credit Industries, Inc.	35,191	1,697,966
Crane Co.	16,276	413,085
CSX Corp.	57,992	2,032,620
Cummins, Inc.	11,661	385,979
CVS Corp.	110,721	3,388,063
Dana Corp.	40,600	752,318
Danaher Corp.	44,764	2,970,091
Darden Restaurants, Inc.	51,611	1,274,792
Deere & Co.	70,162	3,360,760
Dell Computer Corp.[1]	779,710	20,381,619
Delphi Corp.	172,060	2,271,192
Delta Air Lines, Inc.	41,635	832,700
Deluxe Corp.	20,810	809,301
Devon Energy Corp.	44,139	2,175,170
Dillard's, Inc. - Class A	23,237	610,901
Dollar General Corp.	100,132	1,905,512
Dominion Resources, Inc.	79,015	5,230,793
Dover Corp.	57,167	2,000,845
Dow Chemical Co.	276,225	9,496,615
Dow Jones & Co., Inc.	28,399	1,375,932
DTE Energy Co.	52,248	2,332,351
Du Pont (E.I.) de Nemours & Co.	292,563	12,989,797
Duke Energy Corp.	251,142	7,810,516
Dynegy, Inc.	117,886	848,779
Eastman Chemical Co.	21,783	1,021,623
Eastman Kodak Co.	90,489	2,639,564
Eaton Corp.	22,101	1,607,848
Ecolab, Inc.	34,764	1,607,140
Edison International[1]	96,115	1,633,955
El Paso Corp.	172,754	3,560,460
Electronic Data Systems Corp.	142,854	5,307,026
Eli Lilly & Co.	333,550	18,812,220
EMC Corp.[1]	670,952	5,065,688
Emerson Electric Co.	127,422	6,818,351
Engelhard Corp.	42,161	1,194,000
EnPro Industries, Inc.[1]	-	2
Entergy Corp.	67,640	2,870,642
EOG Resources, Inc.	31,948	1,268,336
Equifax, Inc.	47,352	1,278,504
Equity Office Properties Trust	123,500	3,717,350
Equity Residential Properties Trust	73,700	2,118,875
Exelon Corp.	96,605	5,052,441
Exxon Mobil Corp.	2,023,730	82,811,032
Family Dollar Stores, Inc.	48,795	1,720,024
Fannie Mae	295,733	21,810,309
Federated Department Stores, Inc.[1]	54,242	2,153,407
FedEx Corp.[1]	93,434	4,989,376
Fifth Third Bancorp	179,129	11,938,948
First Data Corp.	225,182	8,376,770
First Tennesse National Corp.	35,600	1,363,480
FirstEnergy Corp.	86,130	2,875,019
Fiserv, Inc.[1]	56,801	2,085,165
FleetBoston Financial Corp.	311,600	10,080,260
Fluor Corp.	26,790	1,043,470
Ford Motor Co.	545,302	8,724,832
Forest Laboratories, Inc.[1]	53,532	3,790,066
Fortune Brands, Inc.	46,670	2,613,520
FPL Group, Inc.	51,933	3,115,461
Franklin Resources, Inc.	81,354	3,468,935
Freddie Mac	210,508	12,883,090
Freeport-McMoRan Copper & Gold, Inc. - Class B1	49,023	875,061
Gannett Co., Inc.	82,423	6,255,906
Gap, Inc. (The)	264,598	3,757,292
Gateway, Inc.[1]	88,357	392,305
General Dynamics Corp.	61,244	6,513,299
General Electric Co.	2,963,615	86,093,016
General Mills, Inc.	114,110	5,029,969
General Motors Corp.	165,177	8,828,711
Genuine Parts Co.	48,094	1,677,038
Genzyme Corp.-General Division[1]	63,300	1,217,892
Georgia-Pacific Corp.	71,553	1,758,773
Gillette Co.	311,177	10,539,565
Golden West Financial Corp.	48,727	3,351,443
Goodrich Corp.	34,987	955,845
Goodyear Tire & Rubber Co.	54,710	1,023,624
Great Lakes Chemical Corp.	19,775	523,840
Guidant Corp.[1]	87,785	2,653,741
H & R Block, Inc.	54,984	2,537,512
Halliburton Co.	137,052	2,184,609
Harley-Davidson, Inc.	85,766	4,397,223
Harrah's Entertainment, Inc.[1]	31,380	1,391,703
Hartford Financial Services Group, Inc.	71,247	4,237,059
Hasbro, Inc.	47,224	640,357
HCA, Inc.	150,376	7,142,860
Health Management Associates, Inc.[1]	67,700	1,364,155
HealthSouth Corp.[1]	115,369	1,475,570
Hercules, Inc.[1]	29,503	342,235
Hershey Foods Corp.	38,797	2,424,812
Hewlett-Packard Co.	906,192	13,846,614
Hilton Hotels Corp.	113,966	1,584,127
HJ Heinz Co.	99,580	4,092,738
Home Depot, Inc.	706,996	25,967,963
Honeywell International, Inc.	249,254	8,781,218
Household International, Inc.	136,985	6,808,154
Humana, Inc.[1]	56,416	881,782
Huntington Bancshares, Inc.	79,974	1,553,095
Illinois Tool Works, Inc.	88,772	6,063,128
Immunex Corp.[1]	163,000	3,641,420
IMS Health, Inc.	83,249	1,494,320
Inco, Ltd.[1]	55,857	1,264,602
Ingersoll-Rand Co.	52,265	2,386,420
Intel Corp.	2,013,051	36,778,442
International Business Machines Corp.	510,169	36,732,168
International Flavors & Fragrances, Inc.	26,047	846,267
International Game Technology[1]	28,927	1,640,161
International Paper Co.	142,084	6,192,021
Interpublic Group Cos., Inc.	118,086	2,923,809
Intuit, Inc.[1]	65,230	3,243,236
ITT Industries, Inc.	28,287	1,997,062
Jabil Circuit, Inc.[1]	55,700	1,175,827
JC Penney Co., Inc.	82,926	1,826,031
JDS Uniphase Corp.[1]	383,282	1,031,029
Jefferson-Pilot Corp.	47,226	2,219,622
John Hancock Financial Services	81,337	2,863,062
Johnson & Johnson	903,874	47,236,455
Johnson Controls, Inc.	26,585	2,169,602
Jones Apparel Group, Inc.[1]	41,356	1,550,850
JP Morgan Chase & Co.	596,621	20,237,384
KB HOME	15,449	795,778
Kellogg Co.	127,036	4,555,511
Kerr-McGee Corp.	31,801	1,702,944
KeyCorp.	126,220	3,445,806
KeySpan Corp.	43,565	1,640,222
Kimberly-Clark Corp.	159,694	9,901,028
Kinder Morgan, Inc.	36,983	1,406,094
King Pharmaceuticals, Inc.[1]	71,233	1,584,934
KLA-Tencor Corp.[1]	56,346	2,478,661
Knight-Ridder, Inc.	20,160	1,269,072
Kohls Corp.[1]	99,418	6,967,213
Kroger Co.[1]	226,336	4,504,086
Leggett & Platt, Inc.	62,104	1,453,234
Lehman Brothers Holdings, Inc.	74,993	4,688,562
Lexmark International, Inc.[1]	38,864	2,114,202
Lincoln National Corp.	60,085	2,523,570
Linear Technology Corp.	92,485	2,906,804
Liz Claiborne, Inc.	29,188	928,178
Lockheed Martin Corp.	132,641	9,218,549
Louisiana-Pacific Corp.[1]	28,582	302,683
Lowe's Companies, Inc.	233,232	10,588,733
Lowe's Corp.	59,136	3,175,603
LSI Logic Corp.[1]	104,000	910,000
Ltd. Brands	158,764	3,381,673
Lucent Technologies, Inc.[1]	998,160	1,656,946
Manor Care, Inc.[1]	28,432	653,936
Marathon Oil Corp.	95,009	2,576,644
Marriott International, Inc. - Class A	66,401	2,526,558
Marsh & McLennan Cos., Inc.	84,215	8,135,169
Marshall & Ilsley Corp.	59,000	1,824,870
Masco Corp.	145,679	3,949,358
Mattel, Inc.	136,103	2,869,051
Maxim Integrated Products[1]	94,389	3,617,930
May Department Stores Co.	89,391	2,943,646
Maytag Corp.	20,834	888,570
MBIA, Inc.	47,278	2,672,625
MBNA Corp.	259,403	8,578,457
McDermott International, Inc.[1]	24,369	197,389
McDonald's Corp.	389,588	11,083,779
McGraw-Hill, Inc.	57,478	3,431,437
McKesson Corp.	88,876	2,906,245
MeadWestvaco Corp.	60,810	2,040,784
MedImmune, Inc.[1]	77,955	2,058,012
Medtronic, Inc.	359,623	15,409,846
Mellon Financial Corp.	131,914	4,146,057
Merck & Co., Inc.	680,317	34,451,253
Mercury Interactive Corp.[1]	23,148	531,478
Meredith Corp.	13,944	534,752
Merrill Lynch & Co., Inc.	260,820	10,563,210
MetLife, Inc.	219,670	6,326,496
MGIC Investment Corp.	32,970	2,235,366
Micron Technology, Inc.[1]	179,481	3,629,106
Microsoft Corp.[1]	1,626,966	88,995,040
Millipore Corp.	12,992	415,484
Mirant Corp.[1]	115,831	845,566
Molex, Inc.	58,534	1,962,645
Moody's Corp.	47,009	2,338,698
Morgan Stanley Dean Witter & Co.	326,315	14,057,650
Motorola, Inc.	672,490	9,697,306
Nabors Industries, Inc.[1]	46,252	1,625,758
National City Corp.	181,628	6,039,131
National Semiconductor Corp.	56,425	1,645,917
Navistar International Corp.[1]	16,304	521,728
NCR Corp.[1]	31,067	1,074,918
Network Appliance, Inc.[1]	94,890	1,177,585
New York Times Co. - Class A	41,980	2,161,970
Newell Rubbermaid, Inc.	75,204	2,636,652
Newmont Mining Corp. Holding Co.	109,328	2,878,606
Nextel Communications, Inc.[1]	224,955	722,106
NICOR, Inc.	12,165	556,549
Nike, Inc. - Class B	79,270	4,252,836
NiSource, Inc.	56,312	1,229,291
Noble Corp[1]	38,100	1,470,660
Nordstrom, Inc.	36,636	829,805
Norfolk Southern Corp.	116,623	2,726,646
Nortel Networks Corp.[1]	919,369	1,333,085
Northern Trust Corp.	70,040	3,085,962
Northrop Grumman Corp.	33,193	4,149,125
Novell, Inc.[1]	94,156	302,241
Novellus Systems, Inc.[1]	44,900	1,526,600
Nucor Corp.	23,703	1,541,643
Nvidia Corp.[1]	41,000	704,380
Occidental Petroleum Corp.	113,556	3,405,544
Office Depot, Inc.[1]	95,951	1,611,977
Omnicom Group, Inc.	52,332	2,396,806
Oracle Corp.[1]	1,651,465	15,639,374
PACCAR, Inc.	34,336	1,524,175
Pactiv Corp.[1]	49,629	1,181,170
Pall Corp.	34,529	716,477
Palm, Inc.[1]	155,194	273,141
Parametric Technology Corp.[1]	74,081	265,136
Parker-Hannifin Corp.	36,006	1,720,727
Paychex, Inc.	115,795	3,623,226
Peoples Energy Corp.	9,618	350,672
PeopleSoft, Inc.[1]	85,411	1,270,916
Pepsi Bottling Group, Inc. (The)	86,564	2,666,171
PepsiCo, Inc.	528,190	25,458,758
PerkinElmer, Inc.	34,068	376,451
Pfizer, Inc.	1,863,281	65,214,835
PG&E Corp.[1]	106,563	1,906,412
Pharmacia Corp.	382,916	14,340,204
Phelps Dodge Corp.[1]	23,089	951,267
Philip Morris Companies, Inc.	648,155	28,311,410
Phillips Petroleum Co.	117,085	6,893,965
Pinnacle West Capital Corp.	28,642	1,131,359
Pitney Bowes, Inc.	69,059	2,743,023
Placer Dome, Inc.	93,808	1,051,588
Plum Creek Timber Company, Inc.	50,600	1,553,420
PMC-Sierra, Inc.[1]	52,647	488,038
PNC Financial Services Group, Inc.	82,349	4,305,206
Power-One, Inc.[1]	22,314	138,793
PPG Industries, Inc.	47,599	2,946,378
PPL Corp.	43,180	1,428,394
Praxair, Inc.	46,281	2,636,629
Procter & Gamble Co.	386,568	34,520,522
Progress Energy, Inc.	67,623	3,517,072
Progressive Corp. of Ohio	62,695	3,626,906
Providian Financial Corp.[1]	80,558	473,681
Public Service Enterprise Group, Inc.	66,102	2,862,217
Pulte Homes, Inc.	15,999	919,623
QLogic Corp.[1]	26,334	1,003,325
Qualcomm, Inc.[1]	229,854	6,318,686
Quintiles Transnational Corp.[1]	31,936	398,881
Qwest Communications International	487,945	1,366,246
R.R. Donnelley & Sons Co.	32,177	886,476
RadioShack Corp.	52,936	1,591,256
Rational Software Corp.[1]	53,800	441,698
Raytheon Co.	115,734	4,716,161
Reebok International Ltd.[1]	21,236	626,462
Regions Financial Corp.	62,718	2,204,538
Reliant Energy, Inc.	96,078	1,623,718
Robert Half International, Inc.[1]	55,697	1,297,740
Rockwell Automation, Inc.	58,728	1,173,385
Rockwell Collins, Inc.	51,328	1,407,414
Rohm & Haas Co.	68,924	2,790,733
Rowan Cos., Inc.[1]	31,573	677,241
Royal Dutch Petroleum Co.	639,002	35,317,641
Ryder Systems, Inc.	16,546	448,231
Sabre Holdings Corp.[1]	40,688	1,456,630
Safeco Corp.	41,348	1,277,240
Safeway, Inc.[1]	147,880	4,316,617
Sanmina-SCI Corp.[1]	147,670	931,798
Sara Lee Corp.	232,787	4,804,724
SBC Communications, Inc.	1,003,152	30,596,136
Schering-Plough Corp.	444,311	10,930,051
Schlumberger Ltd.	169,099	7,863,104
Scientific-Atlanta, Inc.	44,213	727,304
Sealed Air Corp.[1]	28,007	1,127,842
Sears Roebuck and Co.	91,098	4,946,621
Sempra Energy	57,888	1,281,061
Sherwin-Williams Co.	43,618	1,305,487
Siebel Systems, Inc.[1]	133,036	1,891,772
Sigma-Aldrich Corp.	23,753	1,191,213
Simon Property Group, Inc.	58,500	2,155,140
SLM Corp	46,054	4,462,633
Snap-On, Inc.	15,803	469,191
Solectron Corp.[1]	257,994	1,586,663
Southern Co.	202,395	5,545,623
SouthTrust Corp.	100,062	2,613,619
Southwest Airlines Co.	227,859	3,682,201
Sprint Corp. - PCS Group[1]	285,412	1,275,792
Sprint Corp. - FON Group	271,905	2,884,912
St. Jude Medical, Inc.[1]	25,834	1,907,841
St. Paul Cos., Inc.	59,299	2,307,917
Stanley Works	25,008	1,025,578
Staples, Inc.[1]	131,140	2,583,458
Starbucks Corp.[1]	120,134	2,985,330
Starwood Hotels & Resorts Worldwide, Inc.	64,831	2,132,292
State Street Corp.	100,664	4,499,681
Stilwell Financial, Inc.	72,608	1,321,466
Stryker Corp.	61,599	3,296,162
Sun Microsystems, Inc.[1]	984,374	4,931,714
Sunoco, Inc.	26,087	929,480
SunTrust Banks, Inc.	88,382	5,985,229
SUPERVALU, Inc.	36,279	889,924
Symbol Technologies, Inc.	62,017	527,145
Synovus Financial Corp.	93,947	2,585,421
SYSCO Corp.	205,319	5,588,783
T. Rowe Price Group, Inc.	38,497	1,265,781
Target Corp.	267,735	10,200,704
TECO Energy, Inc.	37,500	928,125
Tektronix, Inc.[1]	30,570	571,965
Tellabs, Inc.[1]	123,617	781,259
Temple-Inland, Inc.	17,621	1,019,551
Tenet Healthcare Corp.[1]	99,026	7,085,310
Teradyne, Inc.[1]	51,041	1,199,464
Texas Instruments, Inc.	514,573	12,195,380
Textron, Inc.	39,889	1,870,794
Thermo Electron Corp.[1]	48,388	798,402
Thomas & Betts Corp.[1]	15,821	294,271
Tiffany & Co.	39,747	1,399,094
TJX Cos., Inc.	159,332	3,124,501
TMP Worldwide, Inc.	31,154	669,811
Torchmark Corp.	34,446	1,315,837
Toys "R" Us, Inc.[1]	68,029	1,188,467
Transocean, Inc.	94,951	2,957,724
Tribune Co.	88,604	3,854,274
TRW, Inc.	39,351	2,242,220
Tupperware Corp.	16,114	335,010
TXU Corp.	79,864	4,116,989
Tyco International Ltd.	596,020	8,052,230
Unilever NV	169,688	10,995,782
Union Pacific Corp.	74,874	4,738,027
Union Planters Corp.	56,740	1,836,674
Unisys Corp.[1]	88,514	796,626
United States Steel Corp.	32,692	650,244
United Technologies Corp.	142,666	9,687,021
UnitedHealth Group, Inc.	92,764	8,492,544
Univision Communications, Inc.[1]	71,900	2,257,660
Unocal Corp.	70,421	2,601,352
UnumProvident Corp.	66,149	1,683,492
US Bancorp	579,917	13,541,062
UST, Inc.	46,290	1,573,860
Veritas Software Corp.[1]	117,957	2,334,369
Verizon Communications, Inc.	815,044	32,724,017
VF Corp.	30,215	1,184,730
Viacom, Inc.[1]	531,516	23,583,365
Visteon Corp.	35,522	504,412
Vitesse Semiconductor Corp.[1]	50,269	158,850
Vulcan Materials Co.	27,634	1,210,369
W.W. Grainger, Inc.	29,604	1,483,160
Wachovia Corp.	403,743	15,414,908
Wal-Mart Stores, Inc.	1,338,077	73,607,616
Walgreen Co.	302,766	11,695,851
Walt Disney Co.	603,047	11,397,588
Washington Mutual, Inc.	292,056	10,838,198
Waste Management, Inc.	179,658	4,680,091
Waters Corp.	43,000	1,148,100
Watson Pharmaceuticals, Inc.[1]	35,289	891,753
Wellpoint Health Networks, Inc.[1]	41,984	3,266,775
Wells Fargo & Co.	507,256	25,393,235
Wendy's International, Inc.	28,428	1,132,287
Weyerhaeuser Co.	62,607	3,997,457
Whirlpool Corp.	22,367	1,461,907
Williams Cos., Inc.	148,477	889,377
Winn-Dixie Stores, Inc.	38,285	596,863
Worthington Industries, Inc.	23,229	420,445
Wrigley (WM.), Jr. Co.	64,100	3,547,935
Wyeth	393,920	20,168,704
XCEL Energy, Inc.	126,576	2,122,680
Xerox Corp.[1]	225,078	1,568,794
Xilinx, Inc.[1]	99,894	2,240,622
XL Capital Ltd. - Class A	38,900	3,294,830
Yahoo!, Inc.[1]	168,798	2,491,458
Yum! Brands, Inc.[1]	84,934	2,484,320
Zimmer Holdings, Inc.[1]	55,045	1,962,905
Zions Bancorporation	27,000	1,406,700
Total Common Stocks (Cost $3,373,583,021)		2,713,913,046

	Principal Amount ($)	Value ($)
Short-Term Instruments 0.22%
U.S. Treasury Bill,[2] 1.63%, 9/19/2002	6,250,000	6,227,362
Total Short-Term Instruments (Cost $6,227,171)		6,227,362
Total Investments in Unaffiliated Issuers (Cost $3,379,810,192)		2,720,140,408

Investments In Affiliated Investment Companies
Short-Term Instruments 2.12%
Cash Management Fund Institutional	59,887,788	59,887,788
Total Investments in Affiliated Investment Companies (Cost $59,887,788)		59,887,788

	% of Net Assets	Value ($)
Total Investments (Cost $3,439,697,980)	98.46	2,780,028,196
Other Assets in Excess of Liabilities	1.54	43,420,805
Net Assets	100.00	2,823,449,001

1 Non-income producing security.
2 Held as collateral for futures contracts.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Equity 500 Index Portfolio

Statement of Assets and Liabilities as of June 30, 2002 (Unaudited)
Assets
Investments in unaffiliated issuers, at value (cost $3,379,810,192)	$ 2,720,140,408
Investments in affiliated investment companies, at value (cost $59,887,788)	59,887,788
Total investments, at value (cost $3,439,697,980)	2,780,028,196
Dividends and interest receivable	3,157,481
Receivable for shares of beneficial interest subscribed	162,346,432
Prepaid expenses and other	5,290
Total assets	2,945,537,399
Liabilities
Due to Advisor	103,399
Payable for securities purchased	121,634,904
Variation margin payable on futures contracts	303,507
Payable for capital shares redeemed	20,364
Accrued expenses and other	26,224
Total liabilities	122,088,398
Net assets, at value	$ 2,823,449,001
Net Assets
Net assets consist of: Paid-in capital	3,483,375,985
Net unrealized appreciation (depreciation) on investments and futures transactions	(659,926,984)
Net assets, at value	$ 2,823,449,001

The accompanying notes are an integral part of the financial statements.

Equity 500 Index Portfolio

Statement of Operations for the six months ended June 30, 2002 (Unaudited)
Investment Income
Income: Dividends from unaffiliated issuers (net of foreign taxes withheld of $110,673)	$ 20,327,196
Dividends from affiliated investment companies	521,462
Interest	63,439
Total investment income	20,912,097
Expenses: Advisory fees	673,246
Professional fees	16,949
Trustees' fees	5,471
Miscellaneous	25,878
Total expenses	721,544
Net investment income	20,190,553
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(97,236,538)
Futures transactions	(9,435,220)
Net change in unrealized appreciation (depreciation) on investments and future contracts	(316,985,344)
Net realized and unrealized gain (loss) on investments and futures contracts	(423,657,102)
Net increase (decrease) in net assets resulting from operations	$ (403,466,549)

The accompanying notes are an integral part of the financial statements.

Equity 500 Index Portfolio

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2002 (Unaudited)	Year Ended December 31, 2001
Operations: Net investment income (loss)	$ 20,190,553	$ 64,654,806
Net realized gain (loss) on investment transactions and futures transactions	(106,671,758)	89,621,402
Net unrealized appreciation (depreciation) on investments and futures contracts	(316,985,344)	(1,632,514,258)
Net increase (decrease) in net assets resulting from operations	(403,466,549)	(1,478,238,050)
Capital Transactions: Proceeds from capital invested:	742,532,863	2,530,846,594
Redemptions in-kind	-	(3,293,610,708)
Value of capital withdrawn	(476,967,482)	(1,886,398,815)
Net increase (decrease) in net assets from capital transactions in shares of beneficial interest	265,565,381	(2,649,162,929)
Total increase (decrease) in net assets	(137,901,168)	(4,127,400,979)
Net assets at beginning of period	2,961,350,169	7,088,751,148
Net assets at end of period	$ 2,823,449,001	$ 2,961,350,169

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Equity 500 Index Portfolio

Contained below are selected supplemental data and ratios to average net assets for the periods indicated for the Equity 500 Index Portfolio.

Years Ended December 31,	2002[a]	2001	2000	1999	1998	1997
Total Investment Return (%)	(12.86)	-	-	-	-	-
Supplemental Data and Ratios:
Net assets, end of period (000s omitted)	$2,823,449	$2,961,350	$7,088,751	$8,165,097	$5,200,504	$2,803,086
Ratio to average daily net assets: Net investment income (%)	1.40[b]	1.29	1.18	1.35	1.50	1.76
Expenses after waivers and/or reimbursements (%)	.05[b]	.05	.06[c]	.08	.08[d]	.08
Expenses before waivers and/or reimbursements (%)	.05[b]	.05	.06	.08	.10	.15
Portfolio turnover rate (%)	4	9[e]	28	13	4	19

a For the six months ended June 30, 2002 (Unaudited).
b Annualized
c Effective March 15, 2000, Deutsche Bank contractually agreed to limit the annual operating expenses for the portfolio to 0.05% of the portfolio's average daily net assets.
d Effective May 6, 1998, Bankers Trust contractually agreed to limit its fees from the portfolio only to the extent of the lesser of 0.005% or the amount that brings the total annual operating expenses as a percentage up to 0.08% of the portfolio's average daily net assets.
e Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

Notes to Financial Statements (Unaudited)

Equity 500 Index Portfolio

Note 1 - Organization and Significant Accounting Policies

A. Organization

The Equity 500 Index Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as a diversified, open-end management investment company. The Portfolio is organized as a business trust under the laws of the state of New York.

Details concerning the Portfolio's investment objective and policies and the risk factors associated with the Portfolio's investments are described in the Fund's Prospectus and Statement of Additional Information.

B. Valuation of Securities

The Portfolio values its investments at market value.

When valuing listed equity securities, the Portfolio uses the last sale price prior to the calculation of the Portfolio's net asset value. When valuing equity securities that are not listed or that are listed but have not traded, the Portfolio uses the bid price in the over-the-counter market.

When valuing short-term securities that mature within sixty days, the Portfolio uses amortized cost.

When valuing securities for which market quotations are not readily available or for which the market quotations that are available are considered unreliable, the Portfolio determines a fair value in good faith under procedures established by and under the general supervision of the Portfolio's Board of Trustees. The Portfolio may use these procedures to establish the fair value of securities when, for example, a significant event occurs between the time the market closes and the time the Portfolio values its investments. After consideration of various factors, the Portfolio may value the securities at their last reported price or at fair value. On June 30, 2002 there were no fair valued securities.

C. Securities Transaction and Investment Income

Securities transactions are recorded on trade date. Realized gains and losses are determined by comparing the proceeds of a sale or the cost of a purchase with a specific offsetting transaction.

Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, upon receipt of ex-dividend notification. Interest income, including amortization of premiums and accretion of discounts, is accrued daily. Estimated expenses are also accrued daily.

The Portfolio makes a daily allocation of its net investment income and realized and unrealized gains and losses from securities and foreign currency transactions to its investors in proportion to their investment in the Portfolio.

D. Federal Income Taxes

The Portfolio is considered a Partnership under the Internal Revenue Code. Therefore, no federal income tax provision is necessary.

E. Futures Contracts

The Portfolio may buy or sell financial futures contracts on established futures exchanges. Under the terms of a financial futures contract, the Portfolio agrees to receive or deliver a specific amount of a financial instrument at a specific price on a specific date.

The Portfolio's investments in financial futures contracts are designed to closely replicate the benchmark index used by the Portfolio.

When the Portfolio enters into a futures contract, it is required to make a margin deposit equal to a percentage of the face value of the contract. While the contract is outstanding, the Portfolio may be required to make additional deposits or may have part of its deposit returned as a result of changes in the relationship between the face value of the contract and the value of the underlying security. The Portfolio records these payments as unrealized gains or losses. When entering into a closing transaction, the Portfolio realizes a gain or loss.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

F. Estimates

In preparing its financial statements in conformity with accounting principles generally accepted in the United States, management makes estimates and assumptions. Actual results may be different.

Note 2 - Fees and Transaction with Affiliates

Deutsche Asset Management, Inc. ("DeAM, Inc."), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Portfolio's Advisor. The Portfolio pays the Advisor an annual fee based on its average daily net assets which is calculated daily and paid monthly at the annual rate of 0.05%. These fees are not charged on assets invested in affiliated Money Market Funds.

Investment Company Capital Corp. ("ICCC"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Portfolio's Administrator. These services are provided at no additional fee.

The Portfolio may invest in Cash Management Fund Institutional, an open-end management investment company managed by DeAM.

Certain officers and directors of the Portfolio are also officers or directors of ICCC or affiliated with Deutsche Bank AG. These persons are not paid by the Portfolio for serving in these capacities.

Note 3 - Purchase and Sale of Investment Securities

The aggregate cost of purchases and proceeds from sales of investments (excluding redemption in-kind transactions), other than US Government and short-term obligations, for the six months ended June 30, 2002, were $379,832,289 and $103,629,833, respectively.

At June 30, 2002, the tax basis of investments held was $3,439,697,980. The net unrealized appreciation from investments for those securities having an excess of value over cost and net unrealized depreciation from investments for those securities having an excess of cost over value was $206,630,320 and $866,300,104, respectively.

Note 4 - Line of Credit

The Portfolio participates with other affiliated entities in an unsecured revolving credit facility with a syndicate of banks in the amount of $200,000,000, which expires April 25, 2003. A commitment fee is apportioned among the participants based on their relative net assets. The Portfolio did not borrow during the period.

Note 5 - Futures Contracts

The Portfolio had the following open contracts at June 30, 2002:

Type of Future	Expiration	Contracts	Position	Market Value	Unrealized Depreciation
S&P 500 Index Futures	Sept. 2002	285	Long	$70,544,625	$(257,200)

At June 30, 2002, the Portfolio segregated securities with a value of $6,227,362 to cover margin requirements on open futures contracts.

Note 6 - Significant Events

On August 10, 2001, the Portfolio liquidated a feeder fund's ownership interest by issuing securities and cash totalling $2,864,096,528, including unrealized appreciation which was allocated to that feeder.

Note 7 - Subsequent Events

Proxy Results (unaudited). At the Special Shareholder Meeting on July 30, 2002, shareholders of the Equity 500 Index Portfolio voted on and approved the following proposal. A description of the proposal and number of shares voted are as follows:

1. To elect the Equity 500 Index Portfolio Board of Trustees.

Nominees	Shares voted "For"	Shares voted "Withheld"
Richard R. Burt	75,758,611	4,242,991
S. Leland Dill	75,705,629	4,295,973
Martin J. Gruber	75,722,743	4,278,859
Richard T. Hale	75,726,851	4,274,751
Joseph R. Hardiman	75,762,556	4,239,046
Richard J. Herring	75,751,348	4,250,254
Graham E. Jones	75,742,448	4,259,155
Rebecca W. Rimel	75,770,307	4,231,296
Philip Saunders, Jr.	75,766,322	4,235,280
William N. Searcy	75,752,148	4,249,454
Robert H. Wadsworth	75,830,194	4,171,408

2. To approve new investment advisory agreements between the Portfolio and Deutsche Asset Management, Inc.

Shares voted "For"	Shares voted "Against"	Shares voted "Abstain"
73,772,225	3,375,238	2,854,138

Shareholder Meeting Results

A Special Meeting of Shareholders of Scudder S&P 500 Index Fund (the "fund") was held on March 28, 2002, at the office of Deutsche Investment Management Americas Inc. (formerly Zurich Scudder Investments, Inc.), Two International Place, Boston, Massachusetts. At the meeting, the following matter was voted upon by the shareholders:

1. To approve a new investment management agreement for the fund with Deutsche Investment Management Americas Inc.

Affirmative	Against	Abstain
32,310,231	1,342,901	1,011,034

Another Special Meeting of Shareholders of the fund was held on July 30, 2002, at the office of Deutsche Investment Management Americas Inc. At the meeting, the following matters were voted upon by the shareholders:

1. To elect eleven Trustees of the Equity 500 Index Portfolio.*

	Number of Votes:
Trustee	For	Withheld
Richard R. Burt	33,239,373	1,567,418
S. Leland Dill	33,214,348	1,592,443
Martin J. Gruber	33,242,470	1,564,321
Richard T. Hale	33,248,139	1,558,652
Joseph R. Hardiman	33,236,333	1,570,458
Richard J. Herring	33,252,946	1,553,845
Graham E. Jones	33,228,244	1,578,547
Rebecca W. Rimel	33,239,867	1,566,924
Philip Saunders, Jr.	33,238,620	1,568,171
William N. Searcy	33,233,468	1,573,323
Robert H. Wadsworth	33,262,878	1,543,913

2. To approve a new investment advisory agreement between the Equity 500 Index Portfolio and Deutsche Asset Management, Inc.

Affirmative	Against	Abstain
32,634,949	1,223,352	948,490

* The fund operates as a "feeder fund" in a master-feeder arrangement in which the "master fund" is the Equity 500 Index Portfolio.

Investment Products and Services

Scudder Funds
Core
Scudder Balanced Fund
Scudder Growth and Income Fund
Scudder S&P 500 Index Fund
Scudder Select 500 Fund
Scudder Small Company Stock Fund
Growth
Scudder 21st Century Growth Fund
Scudder Capital Growth Fund
Scudder Development Fund
Scudder Large Company Growth Fund
Scudder Select 1000 Growth Fund
Value
Scudder Large Company Value Fund
Scudder Small Company Value Fund*
Sector
Scudder Gold & Precious Metals Fund
Scudder Health Care Fund
Scudder Technology Innovation Fund
Asset Allocation
Scudder Pathway Conservative Portfolio
Scudder Pathway Moderate Portfolio
Scudder Pathway Growth Portfolio
Global/International
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder Global Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder Latin America Fund
Scudder Pacific Opportunities Fund
Income
Scudder GNMA Fund
Scudder High-Yield Opportunity Fund
Scudder Income Fund
Scudder Short-Term Bond Fund
Tax-Free Income
Scudder California Tax-Free Income Fund*
Scudder High-Yield Tax-Free Fund
Scudder Managed Municipal Bonds
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder New York Tax-Free Income Fund*
Money Market
Scudder Cash Investment Trust
Scudder Money Market Series:
Prime Reserve Shares
Premium Shares
Managed Shares
Scudder Tax-Free Money Fund
Scudder U.S. Treasury Money Fund

* Class S shares only

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Municipal Income Trust
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
The Germany Fund
The New Germany Fund
The Central European Equity Fund

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources

For shareholders of Scudder funds including those in the AARP Investment Program

Convenient ways to invest, quickly and reliably	Automatic Investment Plan
A convenient investment program in which money is electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" - buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*
Automatic Dividend Transfer
The most timely, reliable, and convenient way to purchase shares - use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).
QuickBuy
Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.
Payroll Deduction and Direct Deposit
Have all or part of your paycheck - even government checks - invested in up to four Scudder funds at one time.
* Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions	Automated Information Lines
Scudder Class S Shareholders:
Call SAIL™ - 1-800-343-2890
AARP Investment Program Shareholders:
Call Easy-Access Line - 1-800-631-4636
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Site
Scudder Class S Shareholders -
myScudder.com
AARP Investment Program Shareholders -
aarp.scudder.com
Scudder's Web sites allow you to view your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
The sites also provide prospectuses and applications for all Scudder funds, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

Those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs	Automatic Withdrawal Plan
You designate the bank account, determine the schedule (as frequently as once a month) and amount of the redemptions, and Scudder does the rest.
Distributions Direct
Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.
QuickSell
Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.

For more information about these services	Scudder Class S Shareholders: Call a Scudder representative at 1-800-SCUDDER AARP Investment Program Shareholders: Call an AARP Investment Program representative at 1-800-253-2277
Please address all written correspondence to	For Scudder Class S Shareholders:
Scudder Investments
PO Box 219669
Kansas City, MO
64121-9669
For AARP Investment Program Shareholders:
AARP Investment Program
from Scudder Investments
PO Box 219735
Kansas City, MO
64121-9735

Privacy Statement

This privacy statement is issued by Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by the entities listed above.

Certain investors in the AARP Investment Program are advised that limited nonpublic personal information is shared with AARP and its subsidiary AARP Services Inc. (ASI). This includes an investor's status as a current or former Program participant, name, address, and type of account maintained (i.e. IRA or non-IRA). This information must be shared so that ASI can provide quality control services, such as monitoring satisfaction with the Program. However, AARP and ASI may also use this information for other purposes such as member research, and may share this information with other AARP providers to inform members of AARP benefits and services. Shareholders residing in states with certain state specific privacy restrictions are excluded from this information sharing. All other shareholders may instruct us in writing not to share information regarding themselves or joint account holders with AARP or ASI for any purposes unrelated to the AARP Investment Program. To request the appropriate form, call 1-800-253-2277. With respect to accounts that are jointly held, an opt-out form received from any of the joint account holders will be applied to the entire account.

Questions on this policy may be sent to:
For Class AARP: AARP Investment Program, Attention: Correspondence,
P.O. Box 219735, Kansas City, MO 64121-9735

For Class S: Scudder Investments, Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

July 2002

Notes

Notes

Notes